FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact
Pam Erickson
E*TRADE FINANCIAL Corporation
617-296-6080
pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact
Adam Townsend
E*TRADE FINANCIAL Corporation
916-463-2889
adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION REPORTS
BEST QUARTERLY EARNINGS IN COMPANY’S HISTORY WITH
$0.17 PER SHARE

•	Earned $0.17 per share on both a GAAP basis and from Ongoing Operations(1)

•	Raised guidance for 2003 to between $0.40-$0.48 per share on a GAAP basis or $0.56-$0.58 per share from Ongoing Operations

•	Reported $398 million in Net Revenues, a 4 percent increase over last quarter and a 21 percent increase over the year ago period

•	Ended third quarter with Cash & Equivalents of $990 million and Free Cash(2) totaling $530 million, a $78 million increase over last quarter’s Free Cash

•	Increased Total Daily Average Revenue Trades by 13 percent quarter over quarter and 49 percent year over year

•	Increased margin debt balances 23 percent quarter over quarter to $1.5 billion at quarter end

•	Generated $2.4 billion in direct Retail Mortgage Originations, with ending pipeline declining to $500 million

MENLO PARK, Calif., October 15, 2003 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its quarter ended September 30, 2003, reporting GAAP net income of $61 million, or $0.17 per diluted share, compared to net income of $21 million, or $0.06 per share, in the same quarter a year ago. The Company’s third quarter GAAP results include a $41 million realized gain in its corporate equity investment portfolio. This gain represents a strategic rebalancing decision to reallocate the funds to support growth initiatives in other parts of the business. In addition, GAAP results reflect $47 million in previously announced restructuring charges and other exit activity. Net income from ongoing operations was $63 million, or $0.17 per diluted share, compared to $43 million, or $0.12 per share, in the same quarter a year ago. The Company reported net revenues for its quarter ended September 30, 2003, of $398 million, a 21 percent improvement over the same quarter a year ago.

          The Company increased its 2003 GAAP earnings guidance to between $0.40 and $0.48 per share from a previous range of between $0.22 and $0.27 per share. In addition,

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

management raised and narrowed the range for expected 2003 earnings from ongoing operations to between $0.56 and $0.58 per share from its previous expectation of $0.52 to $0.57 per share.

          “We have recorded the best quarterly results in the Company’s history,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “The strength of our model allowed us to capitalize on the rapidly changing market environment, validating E*TRADE FINANCIAL as a franchise driven to create sustainable long-term value.”

          Other selected highlights from the third quarter of 2003:

•	DARTs from the US customer segment increased 8 percent sequentially and 42 percent year over year to 75,000

•	International DARTs increased 24 percent to 8,600 per day and more than doubled versus the year ago period

•	Correspondent mortgage loan originations increased 33 percent to $1.4 billion

•	Operating margin from ongoing operations improved to 28 percent from 24 percent in the prior quarter

         “Growing confidence in a US economic recovery kept investors engaged during what is usually a seasonally slow quarter,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “The leverage we are able to gain from the increased trading activity allowed us to further monetize our increased operating efficiencies. The steady recovery in the equity markets and positive activity trends among our customers give us greater confidence that the retail investor has returned to the market.”

          In late September, the Company introduced the E*TRADE FINANCIAL Sweep Deposit Account. The Sweep Account provides the same ease of use and functionality as current options, while also giving brokerage customers a FDIC insured account yielding improved rates. “The introduction of our Sweep product is a true win for customers and for the Company, providing improved rates for customers while creating a cost-efficient source of funding for the Bank. The Sweep product is part of our plan to increase interest rate spread to 150 basis points this quarter,” continued Mr. Lilien.

          In the third quarter, the Company substantially completed the facility restructuring initiative that it began in second quarter of 2003. “Through these additional steps, we are positioned to realize our projected $47 million, or $0.08 per year, in annualized savings,” said Mr. Caplan. “We look forward to the continuing opportunity to showcase the increased efficiencies in our model and demonstrate the Company’s ability to deliver strong results in varying economic environments.”

          “Continuing our commitment to improve the transparency of our reporting,” concluded Mr. Caplan, “I am pleased to announce that beginning in the first quarter of 2004, we will report earnings on a GAAP basis, eliminating our pro forma ongoing EPS reporting. We intend to provide 2004 guidance in December with the release of our monthly metrics report.”

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

          Historical monthly metric data from January 2003 to September 2003 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

          The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

#   #   #

Important Notice
E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corp. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corp. with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

(C) 2003 E*TRADE FINANCIAL Corp. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Brokerage revenues: Commissions	$92,885	$67,760	$239,553	$221,639
Principal transactions	64,174	56,462	165,024	163,869
Other brokerage-related revenues	46,285	45,113	133,450	125,673
Brokerage interest income	36,883	42,742	106,071	146,768
Brokerage interest expense	(2,442)	(2,681)	(6,832)	(9,663)

Net brokerage revenues	237,785	209,396	637,266	648,286

Banking revenues:
Gain on sales of originated loans	53,308	30,749	171,728	78,037
Gain on sale of loans held-for-sale and securities, net	32,819	27,652	69,272	66,328
Other banking-related revenues	23,008	10,853	60,380	33,314
Banking interest income	176,254	187,286	545,233	581,378
Banking interest expense	(117,481)	(132,155)	(356,768)	(418,858)
Provision for loan losses	(7,988)	(4,176)	(26,149)	(11,941)

Net banking revenues	159,920	120,209	463,696	328,258

Total net revenues	397,705	329,605	1,100,962	976,544

Cost of services	156,190	145,521	466,031	420,068

Operating expenses:
Selling and marketing	43,282	39,986	133,448	157,964
Technology development	16,125	13,528	45,391	43,075
General and administrative	72,163	52,170	193,569	157,031
Amortization of other intangibles	8,582	6,891	21,630	21,172
Acquisition-related expenses	534	1,429	2,856	10,095
Restructuring and other exit activity	47,057	2,693	125,706	4,098
Executive agreement	-	-	-	(23,485)

Total operating expenses	187,743	116,697	522,600	369,950

Total cost of services and operating expenses	343,933	262,218	988,631	790,018

Operating income	53,772	67,387	112,331	186,526

Non-operating income (expense):
Corporate interest income	1,481	2,791	4,966	9,940
Corporate interest expense	(11,395)	(11,827)	(34,250)	(36,026)
Gain (loss) on investments	40,985	(9,722)	62,577	(14,819)
Equity in income of investments	2,938	1,517	10,227	5,418
Unrealized losses on venture funds	(749)	(4,398)	(4,383)	(9,462)
Fair value adjustments of financial derivatives	(998)	(6,501)	(15,736)	(6,723)
Gain on early extinguishment of debt, net	-	-	-	5,346
Other	279	(252)	862	(1,611)

Total non-operating income (expense)	32,541	(28,392)	24,263	(47,937)

Pre-tax income	86,313	38,995	136,594	138,589
Income tax expense	24,867	17,543	46,111	60,542
Minority interest in subsidiaries	43	774	(5,089)	1,147

Income before cumulative effect of accounting change	61,403	20,678	95,572	76,900
Cumulative effect of accounting change	-	-	-	(293,669)

Net income (loss)	$61,403	$20,678	$95,572	$(216,769)

Income before cumulative effect of accounting change per share:
Basic	$0.17	$0.06	$0.27	$0.22

Diluted	$0.17	$0.06	$0.26	$0.21

Net income (loss) per share:
Basic	$0.17	$0.06	$0.27	$(0.61)

Diluted	$0.17	$0.06	$0.26	$(0.61)

Shares used in computation of per share data:
Basic	359,432	359,640	356,762	354,535
Diluted	371,173	363,380	364,303	360,905

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended

	September 30, 2003	June 30, 2003	September 30, 2002

Brokerage revenues:
Commissions	$92,885	$85,780	$67,760
Principal transactions	64,174	58,640	56,462
Other brokerage-related revenues	46,285	45,269	45,113
Brokerage interest income	36,883	34,868	42,742
Brokerage interest expense	(2,442)	(1,877)	(2,681)

Net brokerage revenues	237,785	222,680	209,396

Banking revenues:
Gain on sales of originated loans	53,308	62,025	30,749
Gain on sale of loans held-for-sale and securities, net	32,819	21,238	27,652
Other banking-related revenues	23,008	19,333	10,853
Banking interest income	176,254	181,593	187,286
Banking interest expense	(117,481)	(117,954)	(132,155)
Provision for loan losses	(7,988)	(7,828)	(4,176)

Net banking revenues	159,920	158,407	120,209

Total net revenues	397,705	381,087	329,605

Cost of services	156,190	161,266	145,521

Operating expenses:
Selling and marketing	43,282	46,752	39,986
Technology development	16,125	15,077	13,528
General and administrative	72,163	66,398	52,170
Amortization of other intangibles	8,582	8,110	6,891
Acquisition-related expenses	534	1,015	1,429
Restructuring and other exit activity	47,057	76,107	2,693

Total operating expenses	187,743	213,459	116,697

Total cost of services and operating expenses	343,933	374,725	262,218

Operating income	53,772	6,362	67,387

Non-operating income (expense):
Corporate interest income	1,481	1,875	2,791
Corporate interest expense	(11,395)	(11,422)	(11,827)
Gain (loss) on investments	40,985	22,335	(9,722)
Equity in income of investments	2,938	979	1,517
Unrealized losses on venture funds	(749)	(154)	(4,398)
Fair value adjustments of financial derivatives	(998)	(7,923)	(6,501)
Other	279	313	(252)

Total non-operating income (expense)	32,541	6,003	(28,392)

Pre-tax income	86,313	12,365	38,995
Income tax expense	24,867	5,318	17,543
Minority interest in subsidiaries	43	(5,640)	774

Net income	$61,403	$12,687	$20,678

Net income per share:
Basic	$0.17	$0.04	$0.06

Diluted	$0.17	$0.03	$0.06

Shares used in computation of per share data:
Basic	359,432	356,237	359,640
Diluted	371,173	363,697	363,380

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands)
(Unaudited)

	September 30, 2003	June 30, 2003	December 31, 2002
ASSETS
Cash and equivalents	$990,203	$882,236	$773,605
Cash and investments required to be segregated under Federal or other regulations	2,336,992	2,073,583	1,449,062
Brokerage receivables, net	2,477,518	2,009,994	1,500,089
Mortgage-backed securities	6,971,786	6,612,239	6,932,394
Loans receivable, net	6,764,164	6,288,547	5,552,981
Loans held-for-sale, net	758,603	964,063	1,812,739
Investments	3,089,179	2,801,902	1,770,447
Property and equipment, net	288,402	304,314	370,944
Goodwill, net	406,633	405,453	385,144
Other intangible assets, net	159,916	165,828	157,892
Other assets	491,050	692,320	828,951

Total assets	$24,734,446	$23,200,479	$21,534,248

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	4,604,924	3,934,887	2,792,010
Deposits	11,533,656	9,094,226	8,400,333
Borrowings by bank subsidiary	5,404,405	6,865,058	7,222,161
Accounts payable, accrued and other liabilities	791,391	802,175	775,260
Convertible subordinated notes	695,330	695,330	695,330

Total liabilities	23,029,706	21,391,676	19,885,094

Mandatorily redeemable preferred capital securities	-	143,459	143,365

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at September 30, 2003, June 30, 2003 and December 31, 2002	-	-	-
Shares exchangeable into common stock, $.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,586,125 at September 30, 2003, 1,586,559 at June 30, 2003 and 1,627,265 at December 31, 2002	16	16	16
Common stock, $.01 par value, shares authorized: 600,000,000; issued and outstanding: 362,776,076 at September 30, 2003, 360,258,111 at June 30, 2003 and 358,044,317 at December 31, 2002	3,628	3,603	3,580
Additional paid-in-capital	2,216,022	2,199,627	2,190,200
Deferred stock compensation	(12,595)	(13,426)	(23,058)
Accumulated deficit	(337,920)	(399,323)	(433,492)
Accumulated other comprehensive loss	(164,411)	(125,153)	(231,457)

Total shareholders’ equity	1,704,740	1,665,344	1,505,789

Total liabilities and shareholders’ equity	$24,734,446	$23,200,479	$21,534,248

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Reconciliation of Reported Results to Results from Ongoing Operations and
Ongoing Operating Margin (1)(3)

	Three Months Ended
	9/30/03	6/30/03	9/30/02

	(dollars in millions, except per share amounts)
Summary of GAAP Financial Information
Income as reported:
Pre-tax income	$86.3	$12.4	$39.0
Net income	$61.4	$12.7	$20.7
Diluted earnings per share	$0.17	$0.03	$0.06

Reconciliation of GAAP Income to Income from Ongoing Operations
Pre-tax income per GAAP	$86.3	$12.4	$39.0
Amortization of other intangibles	8.6	8.1	6.9
Acquisition-related expenses	0.5	1.0	1.4
Restructuring and other exit activity	47.1	76.1	2.7
Unrealized losses on venture funds	0.7	0.2	4.4
(Gain) loss on investments	(41.0)	(22.3)	9.7
Fair value adjustments of financial derivatives	1.0	7.9	6.5

Pre-tax income from ongoing operations	$103.2	$83.3	$70.6

Income from ongoing operations - after tax	$63.0	$50.8	$43.8

Minority interest per GAAP	$(0.1)	$5.6	$(0.8)
Adjustment to minority interest for the consolidating impact of E*TRADE
FINANCIAL Advisor on restructuring and other exit activity and tax expense	$-	$(6.7)	$-

Income from ongoing after-tax and minority interest	$62.9	$49.7	$43.0

EPS from ongoing operations on a diluted basis	$0.17	$0.14	$0.12

Reconciliation of Ongoing Operating Margin
Operating income	$53.8	$6.4	$67.4
Amortization of other intangibles	8.6	8.1	6.9
Acquisition-related expenses	0.5	1.0	1.4
Restructuring and other exit activity	47.1	76.1	2.7

Ongoing operating margin	$110.0	$91.6	$78.4
Ongoing operating margin as a percentage of net revenues	28%	24%	24%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Segment Reporting

	Three Months Ended September 30, 2003

	Brokerage	Banking	Elimination(4)	Total

	(in thousands)
Commissions	$92,885	$--	$--	$92,885
Principal transactions	64,174	--	--	64,174
Interest income	36,883	176,254	--	213,137
Interest expense	(2,442)	(117,481)	--	(119,923)
Gain on sales of originated loans	--	53,308	--	53,308
Gain on sale of loans held-for-sale and securities, net	--	32,819	--	32,819
Provision for loan losses	--	(7,988)	--	(7,988)
Other revenues	47,334	23,008	(1,049)	69,293

Net revenues	238,834	159,920	(1,049)	397,705

Cost of services	103,808	52,382	--	156,190
Selling and marketing	29,892	14,439	(1,049)	43,282
Technology development	12,493	3,632	--	16,125
General and administrative (5)	34,149	38,014	--	72,163
Amortization of other intangibles	4,445	4,137	--	8,582
Acquisition-related expenses	472	62	--	534
Restructuring and other exit activity	30,505	16,552	--	47,057

Total cost of services and operating expenses	215,764	129,218	(1,049)	343,933

Operating income	$23,070	$30,702	$--	$53,772

	Three Months Ended June 30, 2003

	Brokerage	Banking	Total

	(in thousands)
Commissions	$85,780	$--	$85,780
Principal transactions	58,640	--	58,640
Interest income	34,868	181,593	216,461
Interest expense	(1,877)	(117,954)	(119,831)
Gain on sales of originated loans	--	62,025	62,025
Gain on sale of loans held-for-sale and securities, net	--	21,238	21,238
Provision for loan losses	--	(7,828)	(7,828)
Other revenues	45,269	19,333	64,602

Net revenues	222,680	158,407	381,087

Cost of services	104,255	57,011	161,266
Selling and marketing	29,919	16,833	46,752
Technology development	11,982	3,095	15,077
General and administrative (5)	38,329	28,069	66,398
Amortization of other intangibles	4,970	3,140	8,110
Acquisition-related expenses	787	228	1,015
Restructuring and other exit activity	68,378	7,729	76,107

Total cost of services and operating expenses	258,620	116,105	374,725

Operating income (loss)	$(35,940)	$42,302	$6,362

	Three Months Ended September 30, 2002

	Brokerage	Banking	Total

	(in thousands)

Commissions	$67,760	$--	$67,760
Principal transactions	56,462	--	56,462
Interest income	42,742	187,286	230,028
Interest expense	(2,681)	(132,155)	(134,836)
Gain on sales of originated loans	--	30,749	30,749
Gain on sale of loans held-for-sale and securities, net	--	27,652	27,652
Provision for loan losses	--	(4,176)	(4,176)
Other revenues	45,113	10,853	55,966

Net revenues	209,396	120,209	329,605

Cost of services	101,033	44,488	145,521
Selling and marketing	31,677	8,309	39,986
Technology development	11,290	2,238	13,528
General and administrative	29,287	22,883	52,170
Amortization of other intangibles	4,110	2,781	6,891
Acquisition-related expenses	1,429	--	1,429
Restructuring and other exit activity	1,784	909	2,693

Total cost of services and operating expenses	180,610	81,608	262,218

Operating income	$28,786	$38,601	$67,387

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Key Performance Metrics (3)

	Qtr ended 9/30/03	Qtr ended 6/30/03	Qtr ended 9/30/03 vs. Qtr ended 6/30/03	Qtr ended 9/30/02	Qtr ended 9/30/03 vs. Qtr ended 9/30/02

Corporate Metrics
Gross margin %	61%	58%	3%	56%	5%
Operating margin %	14%	2%	12%	20%	(6)%
Ongoing operating margin % (1)	28%	24%	4%	24%	4%

Employees	3,528	3,546	(1)%	3,286	7%
Consultants and other	382	454	(16)%	193	98%

Total headcount	3,910	4,000	(2)%	3,479	12%

Revenue per headcount	$ 101,715	$ 95,272	7%	$ 94,741	7%

Compensation and benefits ($MM)	$ 103.2	$ 96.1	7%	$ 81.0	27%
Revenue per compensation and benefits dollar	$ 3.86	$ 3.97	(3)%	$ 4.07	(5)%

Book value per share	$ 4.68	$ 4.60	2%	$ 4.04	16%
Tangible book value per share	$ 3.12	$ 3.02	3%	$ 2.70	16%

Cash & equivalents ($MM)	$ 990.2	$ 882.2	12%	$ 1,757.2	(44)%
Free cash ($MM) (2)	$ 530.1	$ 452.0	17%	$ 341.0	55%

Earnings before interest, taxes, depreciation & amortization (EBITDA) ($MM) (2)
Net income	$ 61.4	$ 12.7	384%	$ 20.7	197%
Tax expense	$ 24.9	$ 5.3	368%	$ 17.5	42%
Depreciation & amortization	$ 29.7	$ 31.6	(6)%	$ 37.2	(20)%
Corporate interest expense	$ 11.4	$ 11.4	0%	$ 11.8	(4)%

EBITDA	$ 127.3	$ 61.0	109%	$ 87.2	46%

Interest coverage (2)	11.2	5.4	109%	7.4	51%

Active retail brokerage accounts (6)	2,854,900	2,870,685	(1)%	3,659,628	(22)%
Active banking accounts (6)	657,646	673,308	(2)%	510,699	29%

Total active accounts end of period	3,512,546	3,543,993	(1)%	4,170,327	(16)%

Total customer households end of period	2,678,409	2,609,736	3%	3,091,553	(13)%

Gross new accounts	169,593	262,745	N.M.	136,701	N.M.
Inactive accounts (6)	(128,002)	(958,843)	N.M.	(58,791)	N.M.
Customer closed accounts (6)	(73,038)	(58,458)	N.M.	(59,647)	N.M.

Net new accounts	(31,447)	(754,556)	N.M.	18,263	N.M.

Net new households	68,673	(575,978)	112%	28,019	145%

Total client assets in investing accounts ($B)	$ 60.3	$ 56.7	6%	$ 37.4	61%
Total deposits in banking accounts ($B)	$ 11.5	$ 9.1	27%	$ 8.2	40%

Total assets / deposits in customer accounts ($B)	$ 71.8	$ 65.8	9%	$ 45.6	57%

Average assets per household	$ 26,809	$ 25,194	6%	$ 14,762	82%

Acquisition marketing costs ($MM)	$ 16.0	$ 18.3	(13)%	$ 10.4	53%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Key Performance Metrics (continued)

	Qtr ended 9/30/03	Qtr ended 6/30/03	Qtr ended 9/30/03 vs. Qtr ended 6/30/03	Qtr ended 9/30/02	Qtr ended 9/30/03 vs. Qtr ended 9/30/02

Brokerage Metrics

Trading days	64	63	2%	64	0%

Daily Average Revenue Trades (DARTs)
US	75,014	69,263	8%	52,773	42%
International	8,557	6,900	24%	4,083	110%
Professional	47,954	40,500	18%	31,344	53%

Total DARTs	131,525	116,663	13%	88,200	49%

Total revenue trades (MM)	8.4	7.3	15%	5.6	49%

Average commission per revenue trade	$ 11.03	$ 11.67	(5)%	$ 12.00	(8)%

Market Making
Equity shares traded (MM)	18,460	13,598	36%	12,587	47%
Average revenue capture per 1,000 equity shares	$ 1.167	$ 1.558	(25)%	$ 1.928	(39)%
% of Bulletin Board equity shares to total equity shares	77.2%	67.8%	9%	72.9%	4%

End of period margin debt ($B)	$ 1.45	$ 1.18	23%	$ 1.02	43%
Average margin debt ($B)	$ 1.24	$ 1.03	20%	$ 1.09	14%

Active retail brokerage accounts	2,854,900	2,870,685	(1)%	3,659,628	(22)%

Gross new brokerage accounts	127,384	144,190	N.M.	90,500	N.M.
Inactive accounts (6)	(129,963)	(980,677)	N.M.	(58,791)	N.M.
Customer closed accounts (6)	(13,206)	(13,845)	N.M.	(20,315)	N.M.

Net new brokerage accounts	(15,785)	(850,332)	N.M.	11,394	N.M.

New client assets ($MM)	$ 2,385	$ 4,214	(43)%	N.A.	N.A.
Client asset outflow from closed accounts	$ (647)	$ (581)	(11)%	N.A.	N.A.

Net new client assets	$ 1,739	$ 3,633	(52)%	N.A.	N.A.

Total Client Assets ($B)
Security holdings	$ 38.0	$ 34.2	11%	$ 24.2	57%
Cash (including money market funds)	$ 7.6	$ 9.9	(23)%	$ 8.8	(14)%
Unexercised options (vested)	$ 14.7	$ 12.6	17%	$ 4.4	234%

Total client assets in investing accounts	$ 60.3	$ 56.7	6%	$ 37.4	61%

Total client assets per active account (6)	$ 21,122	$ 19,751	7%	$ 10,220	107%

Unexercised options (unvested) ($B)	$ 10.8	$ 8.3	29%	$ 1.9	462%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Key Performance Metrics (continued)

	Qtr ended 9/30/03	Qtr ended 6/30/03	Qtr ended 9/30/03 vs. Qtr ended 6/30/03	Qtr ended 9/30/02	Qtr ended 9/30/03 vs. Qtr ended 9/30/02

Banking Metrics

Gross new banking accounts	42,209	118,555	N.M.	46,201	N.M.
Inactive accounts (6)	1,961	21,834	N.M.	-	N.M.
Customer closed accounts (6)	(59,832)	(44,613)	N.M.	(39,332)	N.M.

Net new banking accounts	(15,662)	95,776	N.M.	6,869	N.M.

Direct mortgage originations ($B)	$ 2.4	$ 2.9	(16)%	$ 1.6	48%
Correspondent mortgage originations ($B)	$ 1.4	$ 1.0	33%	$ 1.3	5%
Consumer loan originations, incl HELOCs ($B)	$ 0.7	$ 0.6	9%	$ 0.1	947%
Acquired consumer loans ($B)	$ -	$ 0.5	N.M.	$ -	N.M.
Mortgage pipeline (end of period) ($B)	$ 0.5	$ 1.7	(73)%	$ 1.2	(61)%

Automated teller machines (ATMs)	15,217	14,819	3%	11,580	31%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$ 383	$ 287	34%	$ 1,194	(68)%
Trading securities	$ 774	$ 449	72%	$ 325	138%
Investment securities, available-for-sale	$ 2,094	$ 2,092	0%	$ 732	186%
Mortgage securities, available-for-sale	$ 6,972	$ 6,612	5%	$ 3,638	92%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	$ 3,301	$ 2,889	14%	$ 5,602	(41)%
- Consumer loans, net	$ 4,220	$ 4,362	(3)%	$ 1,857	127%
- Other	$ 1	$ 2	(35)%	$ 3	(62)%
Other assets	$ 643	$ 847	(24)%	$ 535	20%

Total assets	$ 18,388	$ 17,540	5%	$ 13,887	32%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$ 7,546	$ 4,699	61%	$ 4,068	85%
CDs	$ 3,988	$ 4,396	(9)%	$ 4,177	(5)%

Total	$ 11,534	$ 9,094	27%	$ 8,245	40%

Bank interest rate spread (basis points)	133	144	(8)%	152	(13)%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.44%	0.49%	(0.05)%	0.24%	0.20%
Provision as a % of average held-for-investment loans, net (annualized)	0.51%	0.55%	(0.04)%	0.24%	0.27%
Allowance as a % of total ending gross held-for-investment loans	0.50%	0.52%	(0.02)%	0.37%	0.13%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.31%	0.37%	(0.06)%	0.49%	(0.18)%
Total loan loss allowance as a % of total non-performing loans, net	162%	140%	22%	75%	87%

Tier 1 Capital Ratio (7)	6.16%	5.94%	0.22%	6.70%	(0.54)%
Risk Weighted Capital Ratio (7)	12.50%	11.80%	0.70%	13.44%	(0.94)%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

Activity in Allowance for Loan Losses

     Three Months Ending September 30, 2003

	Mortgage	Consumer	Total

	(in thousands)
Allowance for loan losses, ending 6/30/03	$2,897	$29,775	$32,672
Provision for loan losses	439	7,549	7,988
Charge-offs, net	(8)	(6,786)	(6,794)
Purchased reserve	-	142	142

Allowance for loan losses, ending 9/30/03	$3,328	$30,680	$34,008

Bank Average Balance Data

	Three Months Ended September 30, 2003			Three Months Ended September 30, 2002

	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost

	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$7,431,318	$85,768	4.62%	$7,711,039	$119,318	6.19%
Interest-bearing deposits	337,595	1,573	1.85%	181,613	1,128	2.46%
Mortgage-backed and related available-for-sale securities	6,545,038	63,462	3.88%	4,624,427	54,499	4.71%
Available-for-sale investment securities	2,033,425	22,118	4.35%	706,034	8,272	4.75%
Investment in FHLB stock	79,236	649	3.25%	80,482	1,332	6.56%
Trading securities	410,976	3,244	3.16%	333,037	2,737	3.29%

Total interest-earning banking assets (8)	16,837,588	$176,814	4.20%	13,636,632	$187,286	5.50%

Non-interest-earning banking assets	933,232			645,607

Total banking assets	$17,770,820			$14,282,239

Interest-bearing banking liabilities:
Retail deposits	$9,032,367	$62,975	2.77%	$7,917,438	$79,101	3.96%
Brokered certificates of deposit	345,357	2,175	2.50%	305,232	2,187	2.84%
FHLB advances	849,147	11,661	5.37%	853,607	13,830	6.34%
Other borrowings	5,983,488	40,670	2.66%	4,092,579	37,037	3.54%

Total interest-bearing banking liabilities	16,210,359	$117,481	2.87%	13,168,856	$132,155	3.98%

Non-interest bearing banking liabilities	605,868			319,387

Total banking liabilities	16,816,227			13,488,243
Total banking shareholder’s equity	954,593			793,996

Total banking liabilities and shareholder’s equity	$17,770,820			$14,282,239

Excess of interest-earning banking assets over
interest-bearing banking liabilities/net interest income	$627,229	$59,333		$467,776	$55,131

Net interest spread			1.33%			1.52%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

          In order to better assess the Company’s financial operating results, management believes results from ongoing operations, ongoing operating margin, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

(1)Results From Ongoing Operations, Ongoing Operating Margin
Results from ongoing operations exclude gain or loss on early extinguishment of debt, amortization of other intangibles, acquisition-related expenses, the gain or loss on investments, unrealized losses on venture funds, the fair value adjustments of financial derivatives related to the impact of Statement of Financial Accounting Standards (SFAS) No. 133, executive agreement, restructuring and other exit activity, the cumulative effect of accounting changes and the adjustment to minority interest for the consolidating impact of Enlight Holdings, LLC (“eAdvisor”) on restructuring and other exit activity and tax expense. Ongoing operating margin excludes, in addition to the above, corporate interest income, corporate interest expense, equity in income of investments and other non-operating items. Management believes this measure to be appropriate in determining the operating performance of the Company’s core business on an ongoing basis and represents the measure used by analysts and the investment community historically to evaluate company performance. With respect to 2003 guidance, the difference between earnings per share from ongoing operations and reported earnings estimates is based on the historical relationship between the two measures. The Company has determined that the use of historical relationships will likely provide the most accurate estimate of reported earnings rather than forecasting each of the components not included in calculating earnings from ongoing operations. These components are subject largely to changes in external events, a number of which are beyond the control of management, and are therefore difficult to predict with appropriate accuracy.

(2)Free Cash, EBITDA, Interest Coverage
Free cash as defined by the Company represents cash held at the parent and excess regulatory capital at Bank and Brokerage, and is a metric used by management to measure business performance and liquidity.

Additionally, management utilizes EBITDA and interest coverage to measure business performance. EBITDA is defined as net income (loss) before corporate interest expense, taxes, depreciation & amortization, and cumulative effect of accounting changes. Interest coverage is defined as EBITDA divided by corporate interest expense.

          It is important to note these metrics and non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net income, operating margin, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2003

(3) Amounts and percentages may not calculate due to rounding.

(4) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as selling and marketing expense and Brokerage reflects this payment as other revenues.

(5) Included in general and administrative for the quarter ended September 30, 2003, is a $6 million charge related to a litigation settlement in the Banking Segment related to employee overtime and for the quarter ended June 30, 2003, is a $7 million MJK litigation reserve in the Brokerage Segment.

(6) Effective June 30, 2003, brokerage accounts are considered active if the account has a positive asset balance of at least $25 at the end of the quarter, as compared to prior periods in which an active account was defined as an account with a positive balance, or if a trade has been made in the account in the past six months or if the account was opened in connection with a corporate employee stock benefit program. Inactive account figures for the quarter ended June 30, 2003, include those accounts no longer included in the definition of active accounts as revised in the quarter ended June 30, 2003. Prior periods were not restated to reflect the change in definition. Customers may have separate or multiple accounts for each relationship they maintain with the Company, including separate or multiple brokerage and banking accounts. Bank deposit accounts are considered active if a customer account was initially funded and the account is not considered abandoned or dormant under applicable Federal and State laws, or the account has not been closed. Bank loan accounts are considered active if the Company holds the underlying obligations. Credit card accounts included in active banking accounts are considered active if the account has incurred a debit or credit in the prior month.

(7) Q3’03 estimate

(8) Amount includes a taxable equivalent increase in interest income of $560,000 for the quarter ended September 30, 2003, and none for the quarter ended September 30, 2002.